UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 19, 2014
TRIBUNE PUBLISHING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
435 North Michigan Avenue
Chicago, Illinois, 60611
(Address of Principal Executive Offices) (Zip Code)
312-222-9100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.          Regulation FD Disclosure.

On November 19, 2014, Tribune Publishing Company’s (the “Company’s”) Chief Executive Officer Jack Griffin and Chief Financial Officer John Bode will present at the Southwest IDEAS 2014 Investor Conference at 10:00 a.m. (CT) in Dallas. Furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of the PowerPoint slides that will accompany the Company’s presentation. The Company’s presentation will be webcast on, and the Company is also making a copy of the attached PowerPoint slides available on, the Company’s website, investor.tribpub.com. A webcast replay will be available for 90 days in the Events & Presentations section of investor.tribpub.com.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Any reference to the Company’s internet address shall not, under any circumstances, be deemed to incorporate the information available at such internet address into this report.

Item 9.01.     Financial Statement and Exhibits.
(d) Exhibits.
Exhibit No.    Description
99.1     PowerPoint presentation dated November 19, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: November 19, 2014	By: /s/ John B. Bode_______

Name: John B. Bode
Title:    Executive Vice President and Chief Financial Officer